Ivy Municipal High Income Fund

Summary Prospectus   |   July 31, 2013, as supplemented November 6, 2013

Share Class (Ticker):    Class A Shares (IYIAX), Class B Shares (IYIBX), Class C Shares (IYICX), Class I Shares (WYMHX), Class Y Shares (IYIYX)

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund (including the Fund’s SAI) online at www.ivyfunds.com/prospectus. You can also get this information at no cost by calling 800.777.6472 or by sending an e-mail request to IMCompliance@waddell.com. You can also get this information from your investment provider. The Fund’s prospectus and SAI dated July 31, 2013 (as each may be amended or supplemented) are incorporated herein by reference.

Objective

To seek to provide a high level of current income that is not subject to Federal income tax.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in funds within Ivy Funds, InvestEd Portfolios and/or Waddell & Reed Advisors Funds. More information about these and other discounts is available from your financial professional and in the “Sales Charge Reductions” section on page 207 of the Fund’s prospectus and in the “Purchase, Redemption and Pricing of Shares” section on page 125 of the Fund’s statement of additional information (SAI). Effective January 1, 2014, the Fund’s Class B shares are not available for purchase by new and existing investors. Class B shares will continue to be available for dividend reinvestment and exchanges.

Shareholder Fees

(fees paid directly from your investment)	Class A		Class B		Class C		Class I	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	4.25%		None		None		None	None
Maximum Deferred Sales Charge (Load) (as a % of lesser of amount invested or redemption value)	1.00%	[1]	5.00%	[1]	1.00%	[1]	None	None
Maximum Account Fee	None	[2]	None		None	[2]	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a % of the value of your investment)	Class A	Class B	Class C	Class I	Class Y
Management Fees	0.49%	0.49%	0.49%	0.49%	0.49%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	0.00%	0.25%
Other Expenses	0.11%	0.14%	0.10%	0.20%	0.20%
Total Annual Fund Operating Expenses	0.85%	1.63%	1.59%	0.69%	0.94%
Fee Waiver and/or Expense Reimbursement[3]	0.00%	0.00%	0.00%	0.00%	0.09%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.85%	1.63%	1.59%	0.69%	0.85%

[1]

For Class A shares, a 1% contingent deferred sales charge (CDSC) is only imposed on Class A shares that were purchased at net asset value (NAV) for $1 million or more that are subsequently redeemed within 12 months of purchase. For Class B shares, the CDSC declines from 5% for redemptions within the first year of purchase, to 4% for redemptions within the second year, to 3% for redemptions within the third and fourth years, to 2% for redemptions within the fifth year, to 1% for redemptions within the sixth year and to 0% for redemptions after the sixth year. For Class C shares, a 1% CDSC applies to redemptions within 12 months of purchase.

[2]

With limited exceptions, for Class A and Class C shares, if your Fund account balance is below $750 at the close of business on September 26, 2014, and on the Friday prior to the last week of September each year thereafter, the account will be assessed an account fee of $20.

[3]

Through July 31, 2014, to the extent that the total annual ordinary fund operating expenses of the Class Y shares exceeds the total annual ordinary fund operating expenses of the Class A shares, Ivy Funds Distributor, Inc. (IFDI), the Fund’s distributor, and/or Waddell & Reed Services Company, doing business as WI Services Company (WISC), the Fund’s transfer agent, have contractually agreed to reimburse sufficient 12b-1 and/or shareholder servicing fees to ensure that the total annual ordinary fund operating expenses of the Class Y shares do not exceed the total annual ordinary fund operating expenses of the Class A shares, as calculated at the end of each month. Prior to that date, the expense limitation may not be terminated by IFDI, WISC or the Board of Trustees.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the particular class of shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same and that expenses were capped for a one year period, as indicated above. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$508	$685	$876	$1,429
Class B Shares	566	814	987	1,724
Class C Shares	162	502	866	1,889
Class I Shares	70	221	384	859
Class Y Shares	87	291	511	1,146

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$508	$685	$876	$1,429
Class B Shares	166	514	887	1,724
Class C Shares	162	502	866	1,889
Class I Shares	70	221	384	859
Class Y Shares	87	291	511	1,146

Portfolio Turnover

The Fund bears transaction costs, such as spreads between bid and asked prices, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 9% of the average value of its portfolio.

Principal Investment Strategies

Ivy Municipal High Income Fund seeks to achieve its objective by investing, during normal circumstances, at least 80% of its net assets in a diversified portfolio of tax-exempt municipal bonds. Municipal bonds are obligations the interest on which is excludable from gross income for Federal income tax purposes, although a significant portion of such interest may be a tax preference item for purposes of the Federal alternative minimum tax (AMT) (Tax Preference Item).

The Fund typically invests in medium- and lower-quality bonds that include bonds rated BBB+ or lower by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P), or comparably rated by another nationally recognized statistical rating organization (NRSRO) or, if unrated, determined by IICO to be of comparable quality, including non-investment grade debt securities, commonly called junk bonds, typically rated BB+ or lower by S&P or comparably rated by another NRSRO or, if unrated, determined by IICO to be of comparable quality. The Fund may invest an unlimited amount of its total assets in non-investment grade debt securities. Although IICO considers credit ratings in selecting investments for the Fund, IICO bases its investment decision for a particular instrument primarily on its own credit analysis and not on a NRSRO’s credit rating. IICO will consider, among other things, the issuer’s financial resources and operating history, its sensitivity to economic conditions and trends, the ability of its management, its debt maturity schedules and borrowing requirements, and relative values based on anticipated cash flow, interest and asset coverage, and earnings prospects.

IICO’s view on interest rates largely determines the desired duration of the Fund’s holdings and how to structure the portfolio to achieve a duration target. In current market conditions, the Fund invests substantially in municipal bonds with remaining maturities of 10 to 30 years.

The Fund may invest in higher-quality municipal bonds at times when yield spreads are narrow and IICO believes that the higher yields do not justify the increased risk, and/or when, in the opinion of IICO, there is a lack of medium- and lower-quality bonds in which to invest.

IICO typically conducts a macro-economic analysis in conjunction with its security selection, and it may look at a number of factors in selecting individual securities for the Fund’s portfolio. These include the security’s current coupon, the maturity, relative value and market yield of the security, the creditworthiness of the particular issuer or of the private company involved, the sector in which the security is identified, the structure of the security, including whether it has a call feature, and the state in which the security is issued.

The Fund primarily invests in revenue bonds: revenue bonds are payable only from specific sources, such as the revenue from a particular project, a special tax, lease payments and/or appropriated funds. Revenue bonds include certain private activity bonds (PABs), which finance privately operated facilities. Revenue bonds also include housing bonds that finance pools of single-family home mortgages and student loan bonds that finance pools of student loans, as well as bonds that finance charter schools. Revenue bonds also include tobacco bonds that are issued by state-created special purpose entities as a means to securitize a state’s share of annual tobacco settlement revenues.

The Fund may invest significantly in PABs in general, in revenue bonds payable from revenues derived from similar projects, such as those in the health care, life care, education and special tax sectors, and in municipal bonds of issuers located in the same geographic area.

Generally, in determining whether to sell a security, IICO uses the same type of analysis that it uses when buying securities to determine whether the security continues to be a desired investment for the Fund, including consideration of the security’s current credit quality. As well, IICO may sell a security to reduce the Fund’s holding in that security, to take advantage of what it believes are more attractive investment opportunities or to raise cash.

Principal Investment Risks

As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment. The Fund is not intended as a complete investment program. A variety of factors can affect the investment performance of the Fund and prevent it from achieving its objective. These include:

■

Alternative Minimum Tax Risk. The Fund may invest in municipal bonds the interest on which (and, therefore, Fund dividends attributable to such interest) is a Tax Preference Item. If a Fund shareholder’s AMT liability increased as a result of such dividends, that would reduce the Fund’s after-tax return to the shareholder.

■	Credit Risk. An issuer of a fixed-income obligation may not make payments on the obligation when due or may default on its obligation.

■

Interest Rate Risk. A rise in interest rates may cause a decline in the value of the Fund’s securities, especially securities with longer maturities. A decline in interest rates may cause the Fund to experience a decline in its income.

■

Liquidity Risk. Generally, a security is liquid if the Fund is able to sell the security at a fair price within a reasonable time. Liquidity is generally related to the market trading volume for a particular security. Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wider fluctuations in market value. Less liquid securities are more difficult to dispose of at their recorded values and are subject to increased spreads and volatility. Also, the Fund may not be able to dispose of illiquid securities when that would be beneficial at a favorable time or price.

■

Low-Rated Securities Risk. In general, low-rated debt securities (commonly referred to as “high yield” or “junk” bonds) offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument. For this reason, these securities are considered speculative and could significantly weaken the Fund’s returns. In adverse economic or other circumstances, issuers of these low-rated securities and obligations are more likely to have difficulty making principal and interest payments than issuers of higher-rated securities and obligations.

■	Management Risk. Fund performance is primarily dependent on IICO’s skill in evaluating and managing the Fund’s portfolio and the Fund may not perform as well as other similar mutual funds.

■

Market Risk. Adverse market conditions, sometimes in response to general economic or industry news, may cause the prices of the Fund’s holdings to fall as part of a broad market decline. The financial crisis in the U.S. and foreign economies over the past several years, including the European sovereign debt crisis, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both U.S. and foreign, and in the NAV’s of many mutual funds, including to some extent the Fund. Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by the Fund. These circumstances have also decreased liquidity in some markets, including the municipal bond market, and may continue to do so. In addition, certain unanticipated events, such as natural disasters, terrorist attacks, war, and other geopolitical events, can have a dramatic adverse effect on securities held by the Fund.

■

Political, Legislative or Regulatory Risk. The municipal securities market generally or certain municipal securities in particular may be significantly affected by adverse political, legislative or regulatory changes or litigation at the Federal or state level.

■

Reinvestment Risk. A decline in interest rates may cause issuers to prepay higher-yielding debt securities held by the Fund, resulting in the Fund reinvesting in securities with lower yields, which may cause a decline in its income.

■

Sector Risk. At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

■

Taxability Risk. The Fund relies on the opinion of the issuer’s bond counsel that the interest paid on the issuer’s securities will not be subject to Federal income tax. However, after the Fund buys a security issued as tax-exempt, the Internal Revenue Service (IRS) may determine that interest on the security should, in fact, be taxable, in which event the dividends the Fund pays with respect to that interest would be subject to Federal income tax.

Performance

The chart and table below provide some indication of the risks of investing in the Fund. The chart shows how performance has varied from year to year. The table shows the average annual total returns for each Class of the Fund and also compares the performance with those of a broad-based securities market index and a Lipper peer group (a universe of mutual funds with investment objectives similar to that of the Fund). The chart does not reflect any sales charges and, if those sales charges were included, returns would be less than those shown. The performance information shown below prior to May 18, 2009 is the performance of the Class Y shares of Waddell & Reed Advisors Municipal High Income Fund (“predecessor fund”), which reorganized as the Class I shares of Ivy Municipal High Income Fund. For that time period, the Fund would have had substantially similar annual returns because the shares would have been invested in a similar portfolio of securities, but would differ to the extent that the Fund has different expenses than the predecessor fund. Performance has not been restated to reflect the estimated annual operating expenses of the Ivy Municipal High Income Fund. If those expenses were reflected, performance shown below would differ.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs), or to shares held by non-taxable entities. After-tax returns are shown only for Class I shares, which reflect the returns of Class Y shares of the predecessor fund for certain time periods. After-tax returns for other Classes may vary.

Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please visit www.ivyfunds.com or call 800.777.6472 for the Fund’s updated performance.

Chart of Year-by-Year Returns

as of December 31 each year

In the period shown in the chart, the highest quarterly return was 12.98% (the third quarter of 2009) and the lowest quarterly return was -14.05% (the fourth quarter of 2008). The Class I return for the year through June 30, 2013 was -2.72%.

Average Annual Total Returns

as of December 31, 2012	1 Year	5 Years	10 Years (or Life of Class)
Class I
Return Before Taxes	11.74%	7.60%	6.44%
Return After Taxes on Distributions	11.72%	7.01%	5.78%
Return After Taxes on Distributions and Sale of Fund Shares	9.22%	6.72%	5.69%
Class A (began on 05-18-2009)
Return Before Taxes	6.81%	N/A	11.18%
Class B (began on 05-18-2009)
Return Before Taxes	6.69%	N/A	10.99%
Class C (began on 05-18-2009)
Return Before Taxes	10.75%	N/A	11.64%
Class Y (began on 05-18-2009)
Return Before Taxes	11.55%	N/A	12.16%

Indexes	1 Year	5 Years	10 Years
Barclays Municipal High Yield Index (reflects no deduction for fees, expenses or taxes)	18.14%	6.15%	7.08%
Lipper High Yield Municipal Debt Funds Universe Average (net of fees and expenses)	14.13%	4.79%	4.83%

Investment Adviser

The Fund is managed by Ivy Investment Management Company (IICO).

Portfolio Manager

Michael J. Walls, Senior Vice President of IICO, has managed the Fund since May 2009.

Purchase and Sale of Fund Shares

The Fund’s shares are redeemable. You may purchase or redeem shares at the Fund’s NAV per share next calculated after your order is received in proper form, subject to any applicable sales charge, on any business day through your dealer or financial adviser (all share classes), by writing to WI Services Company, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217 (all share classes), or by telephone (Class A, B and C: 800.777.6472); fax (Class A, B and C: 800.532.2749; Class I and Y: 800.532.2784), or internet (www.ivyfunds.com) (Class A, B and C) if you have completed an Express Transaction Authorization Form. If your individual account is not maintained on the Fund’s shareholder servicing system, please contact your selling broker-dealer, plan administrator or third-party record keeper to sell shares of the Fund.

The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund and/or IFDI may reduce or waive the minimums in some cases:

For Class A, Class B and Class C:
To Open an Account	$500	*
For accounts opened with Automatic Investment Service (AIS)	$50	*
For accounts established through payroll deductions and salary deferrals	Any amount
To Add to an Account	Any amount
For AIS	$25	*
For Class I and Class Y:
Please check with your selling broker-dealer, plan administrator or third-party record keeper for information about minimum investment requirements.

*	Effective January 1, 2014, for Class A and Class C shares, the minimum amount to open an account will increase to $750 from $500, the minimum amount to open an account with AIS will increase to $150 from $50, and the minimum amount to add an AIS to an account will increase to $50 from $25.

Effective January 1, 2014, the Fund’s Class B shares are not available for purchase by new and existing investors. Class B shares will continue to be available for dividend reinvestment and exchanges.

Tax Information

Dividends paid from interest on tax-exempt municipal securities are excludable from gross income for Federal income tax purposes. Dividends that are derived from interest paid on certain PABs may be a Tax Preference Item and increase your AMT liability, if you are subject to the AMT. Distributions from sources other than tax-exempt interest generally are taxable to you as ordinary income, long-term capital gain, or a combination of the two. The tax treatment of distributions is the same whether they are taken in cash or reinvested in Fund shares.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or IICO and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

IVSUM-IYIAX